UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                                   Act of 1934

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ]  Preliminary Proxy Statement
   [  ]  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
   [x ]  Definitive Proxy Statement
   [  ]  Definitive Additional Materials
   [  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INVESTORS CAPITAL HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)
              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                       [LOGO OF INVESTORS CAPITAL HOLDINGS]


                          Notice of 2005 Annual Meeting
                                       and
                                 Proxy Statement


July 29, 2005



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Wednesday, September 21, 2005, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

     On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.


Sincerely,


Theodore E. Charles
Chairman of the Board and Chief Executive Officer

                        INVESTORS CAPITAL HOLDINGS, LTD.
                                230 Broadway East
                         Lynnfield, Massachusetts 01940

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON WEDNESDAY, SEPTEMBER 21, 2005


July 29, 2005


To the Stockholders:

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") will be held at 10:00 a.m. local time on Wednesday, September 21, 2005 at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts for the following purposes:

     * To elect seven directors, each to serve for a term of one year or until their successors are elected and qualified;

     * To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2006;

     *     To approve the 2005 Stock Incentive Plan; and

     * To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only holders of common stock of record as of the close of business on July 25, 2005 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

     Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors,

Steven C. Preskenis, Esq.
Assistant Secretary




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



                                 PROXY STATEMENT

General

     This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Corporation, Ltd., a Massachusetts corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, September 21, 2005 at 10:00 a.m. local time at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

     Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on July 25, 2005 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of July 28, 2005, there were 5,758,978 shares of common stock outstanding.

Voting and Proxy Procedures

     Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder's shares will be voted FOR each of the nominees for director, FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting. Votes will be counted manually.

     Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary or Assistant Secretary of the Company,
(i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about August 1, 2005. A copy of the Company's Annual Report to Shareholders for the year ended March 31, 2005, is included with this Proxy Statement.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Computershare Trust Company, Inc., the Company's Transfer Agent, to assist us in the distribution of proxies, for which a fee of approximately $1100 will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.




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




                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

     Seven directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. It is the intention of the proposed proxies named in the accompanying Proxy Card to vote FOR the election of the seven persons listed below as directors of the Company, unless authority to do so is withheld. The nominees, all of whom are currently are directors of the Company, have consented to being nominated and named herein and to serving as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the proposed proxies named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

     The Bylaws of the Company provide that the number of Directors shall be determined by vote of the stockholders or the Board of Directors, but shall consist of not less than three Directors. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by, and serve at the pleasure of, the Board of Directors.

     The following sets forth, as of July 1, 2005, certain information with respect to each of the Board's nominees for election as a director:

     Theodore E. Charles, age 62, has served as a director of the Company since July 1995. A founder of Investors Capital Holdings, Mr. Charles has served as the Company's chairman of the board, chief executive officer and president since its inception in 1995. Mr. Charles also has served as the chief executive officer of our subsidiaries, Investors Capital Corporation ("ICC") and Eastern Point Advisors, Inc ("EPA") since their founding in 1994 and 1995, respectively. Mr. Charles served on the Board of Directors of Revere Savings Bank of Massachusetts from 1997 to 2001 and served on the Advisory Board of Danvers Savings Bank from 2001 to 2003. Mr. Charles currently holds various securities licenses, including series 6, 63, 7 and 24, has been a member of the Financial Planning Association since 1985 and formerly served as Chairman of the Shareholder Advisory Board of Life USA Insurance Company.

     Timothy B. Murphy, age 40, has served as a director of the Company since July 1995. A founder of the Company, Mr. Murphy has served as executive vice president, treasurer and chief financial officer of the Company since its inception, and as president of its subsidiaries, ICC and EPA, since their respective inceptions. He entered the securities industry in 1991 as an operations manager in the Boston regional office of Clayton Securities. By 1994, he was serving as compliance officer of Baybanks Brokerage and a vice president of G.R. Stuart & Company, another brokerage firm. Mr. Murphy holds various securities licenses including series 4, 7, 24, 27, 53, 63 and 65.

     C. Troy Shaver, Jr., age 59, has served as a director since February 2001. Mr. Shaver has served as President of Dividend Growth Advisors, LLC since 2004. Mr. Shaver served from 2000 to 2004 as the Vice Chairman of GoldK, Inc., a full-service retirement company and a leading provider of online retirement plans, and as President and CEO of GoldK Investment Services, Inc., a division of GoldK that offers a self-directed brokerage option for 401(k) plans. Prior to joining GoldK, Mr. Shaver was President of State Street Research Investment Services Inc., President and CEO of John Hancock Funds, Inc. and Executive Vice President and Director of Oppenheimer Management Corporation. He also held similar positions at State Street Research, Hancock and Oppenheimer dealing with mutual funds and the development and restructuring of strategies for sales, marketing, distribution and customer service.

      A. Marshall Acuff, Jr., age 65, has served as a director since June 2005. Mr. Acuff and has served as president of AMA Investment Counsel, LLC, a business consulting firm, and Senior Advisor to the London Company, an investment management firm, since 2001 and 2004, respectively. He retired as a senior vice president and managing director of Salomon Smith Barney to start AMA Investment Counsel, LLC. He is a Chartered Financial Analyst and a member of the Institute of Chartered Financial Analysts, as well as a fellow of the Association for Investment Management & Research and a member of the New York Society of Security Analysts, of which he is a past director. Mr. Acuff is a 13-time member of Institutional Investor magazine's All-American Team. An adjunct professor of business administration at the College of William and Mary since 2002, he also currently serves on several other boards primarily related to education.

       William J. Atherton, age 66, has served as a director since November 2004. Since 2004, Mr. Atherton has been managing director of the Atherton Group, consulting on relationships between insurers, investment and product managers, and distributors in the variable annuity industry. From 1997 until his retirement in 2004, Mr. Atherton was the first President of Ameritas Variable Life Insurance Company, a joint venture between Ameritas Life Insurance Corp. of Lincoln, Nebraska, and AmerUs Life Insurance Corp. of Des Moines, Iowa. Mr. Atherton has been a senior executive in the annuity business since 1985, when he formed North American Security Life (NASL) in Boston, a variable annuity subsidiary of North American Life Assurance of Toronto. Mr. Atherton has been the president and a director of two Variable Insurance Trusts and recently received the John D. Marsh Memorial Award as a 2003 inductee into the NAVA Hall of Fame.

       Robert Martin, age 37, has served as a director since July 2005. Mr. Martin has been the owner and president of Mercury Brewing Company of Ipswich, Massachusetts since acquiring and renaming Ipswich Brewing Company in 1999. Mercury Brewing is a renowned brewer of ales, lagers and sodas. A graduate of Rensselaer Polytechnic Institute, Mr. Martin holds a degree in Architecture and practiced in the Boston area in the 1990's prior to his employment at the brewing company. In addition to being a successful businessman, Mr. Martin builds fine furniture and participates in endurance athletic events such as the Iron Man Triathlon and Ultra Marathons.

       Arthur Stickney, age 70, has served as a director since August 2004. From 1970 through 2003, Mr. Stickney served as the head of Stickney Associates, a marketing and advertising company whose clients included such brand companies as Alex Brown, Bessemer Trust, Fidelity Investments, Fiduciary Trust, StockCross and Tucker Anthony. Mr. Stickney also served as a partner in charge of business development for Hill Holiday in the late 1960's, as well as New England and Canadian Advertising Manager for The Wall Street Journal.


Meetings and Attendance

     During fiscal year ending March 31, 2005, (hereinafter referred to as "fiscal 2005") the Board held four meetings. The Company has no policy regarding director attendance at annual stockholder meetings; however, all directors attended the Company's 2004 annual meeting of stockholders.


Communications with the Board

     Stockholder desiring to send communications, other than proposals for stockholder meetings, to the Board or individual directors should address such communications to the Company's General Counsel, who will forward such communications to the full Board, or individual directors, as appropriate.


Director Nominee Selection Process

     The Company does not have a nominating committee or committee charter. However, all nominees are recommended for selection by the full Board by majority vote of those directors who, by American Stock Exchange (AMEX) rule, are deemed to be independent directors -- currently, Messrs. Acuff, Atherton, Martin and Stickney. The Board exams from time to time the characteristics, skills, and experiences appropriate for the Board as a whole and its individual members. In evaluating the suitability of candidates, the Board considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of the Company's business and technology; educational and professional background; and personal accomplishments. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best ensure the success of the Company's business and represent shareholder interests. In determining whether to recommend a director for re-election, the Board also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

     The Board, including its independent directors, will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate's willingness to serve, if elected, and evidence of the nominating shareholder's ownership of Company stock should be sent to the attention of the General Counsel of the Company.


Audit Committee

     The Board has a separately-designated standing Audit Committee that oversees the accounting and financial reporting processes of the Company and audits of the Company's financial statements. The Audit Committee consults with the Company's independent auditors and management with respect to the adequacy of internal controls, the Company's audited financial statements and, where appropriate, the Company's interim financial statements before they are made public, and makes recommendations to the Board of Directors regarding the appointment of independent auditors for the Company. The Audit Committee currently is comprised of Messrs. Acuff, Atherton and Stickney, all of whom are "independent directors" as defined by applicable Securities and Exchange Commission (SEC) rule and AMEX listing standards. The Board has determined that Mr. Acuff is an "audit committee financial expert" as defined by applicable SEC rule. The Audit Committee held one meeting during fiscal 2005.


Compensation Committee

     The Board's Compensation Committee, currently comprised of independent, non-employee directors Acuff and Atherton, determines the compensation and benefits of the chief executive officer and reviews and approves, or modifies if deemed appropriate, the recommendations of the chief executive officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also approves the issuance of grants pursuant to the Company's equity incentive plans. The Compensation Committee met once during fiscal 2005.


Compensation of Directors

     Directors who are not employees receive $1,500 in cash compensation for their attendance in person at each meeting of the Board of Directors. In addition, in each of fiscal 2005 and 2004, each director received under the Company's 2001 Incentive Stock Plan five-year vesting options to purchase 1,666 shares of Common Stock at market, as of date of award.


                                   PROPOSAL 2.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Brown & Brown, LLP of Boston, Massachusetts to serve as our independent public accountants for the fiscal year ending March 31, 2006. Brown & Brown, LLP has served as our independent public accountants for the past two fiscal years and is considered to be well qualified by our management. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the appointment of Brown & Brown, LLP, the Board of Directors may reconsider the appointment. Further, whether or not stockholder approval is given, the Audit Committee in its discretion may appoint another independent registered public accounting firm at any time during the year if the Committee believes that such a change would be in the best interest of the Company and its stockholders.

     No representatives of Brown & Brown, LLP are expected to attend the Meeting.

Audit Fees

        The aggregate fees billed for fiscal years ended March 31, 2005 and 2004 for professional services rendered by Brown & Brown, LLP for the audit of the Company's annual financial statements for those fiscal years totaled $79,309 and $40,994, respectively.


Audit-Related Fees

        The aggregate fees billed in fiscal years ended March 31, 2005 and 2004 for assurance and related services by Brown & Brown, LLP that are reasonably related to the performance of the auditor review of the Company's financial statements totaled $34,998 and $18,269, respectively. Said services consisted of a review of the Company's 2005 and 2004 quarterly reports filed on Form 10-Q.


Tax fees

        The aggregate fees billed during fiscals years ended March 31, 2005 and 2004 for professional services rendered by Brown & Brown, LLP for tax compliance, tax advice, and tax planning totaled $16,800 and $5,400, respectively. Said services included preparation and filing of federal and state returns for the years ended March 31,2004 and projections for the year ended March 31, 2005.


All Other Fees

     In fiscal year ended March 31, 2005 and 2004 the Company was billed $22,375 and $2,725, respectively by Brown & Brown, LLP. Such services consisted of GAAP related research, business operation advisory services, and various matters related to SEC compliance.


Pre-Approval of Audit and Non-Audit Services

      All audit and non-audit services provided to the Company by accountants, including Brown & Brown, LLP, must be pre-approved by the Audit Committee unless the following conditions are met:

     o The service is one of a set of permitted services that the independent auditor is allowed to provide;

     o The total amount of such services is less than or equal to 5% of the total amount of compensation paid to the service provider during the fiscal year in which the services are provided; and

     o The services must be brought to the attention of the Audit Committee and approved prior to the completion of the annual audit.


      All other permitted services must be pre-approved by either the Audit Committee or a delegate of the Audit Committee. If pre-approval is obtained from a delegate of the Audit Committee, the service may be performed provided that the service must be presented to the Audit Committee at the next scheduled meeting. In determining whether or not to approve non-audit accounting services from the Company's independent auditors, the Audit Committee considers whether the provision of such services is compatible with maintaining the independence of the auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF BROWN & BROWN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

                                   PROPOSAL 3.
                    APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

      The Investors Capital Holdings, Ltd. 2005 Equity Incentive Plan (the "Plan") was adopted by the Board on May 17, 2005, but is effective only if approved by vote of the Company's stockholders at the Meeting. The purpose of the Plan is (i) to attract and retain employees, directors, officers, representatives and other individuals upon whom the responsibilities of the successful administration, management, planning and/or organization of the Company may rest, and whose present and potential contributions to the welfare of the Company, a parent corporation or a subsidiary are of importance ("Key Contributors"), and (ii) to motivate Key Contributors with a view toward enhancing profitable growth of the Company over the long term.

      Options ("Options") to purchase the Company's common stock ("Common Stock"), and grants ("Grants") of Common Stock (collectively, "Awards"), may be made under the Plan. Options may be designated as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be designated as options not intended to be ISOs ("Non-Qualified Stock Options").

      The text of the Plan has been electronically filed with the SEC as an appendix to this proxy statement. The following description of the Plan is intended merely as a summary of the Plan's principal features and is qualified in its entirety by reference to the provisions of the Plan itself.

      Number of Shares. Up to an aggregate maximum of 1,000,000 shares of Common Stock may be issued pursuant to Grants and the exercise of Options. The shares issued under the Plan may be authorized but unissued shares or shares that are reacquired in the open market or otherwise, and the Company may purchase shares required for this purpose if it deems such purchase to be advisable.

      Administration. The Plan is administered by the Company's Board of Directors, whose members are elected annually by the Company's stockholders, and/or the Board's delegees (collectively, the "Administrator"). The Administrator has sole authority, in its discretion, to determine the nature (i.e., Grant, ISO or Non-Qualified Stock Option), the number of covered shares, the recipient, the timing, the vesting, performance and other restrictions, and the other terms and conditions of each Award. To date, no Awards have been granted under the Plan.

      Eligibility. All Key Contributors are eligible to receive Non-Qualified Stock Options, whereas ISOs may be granted only to employees of the Company and any parent or subsidiary corporations (as defined in Section 424 of the Code).

      Term of Plan and Options. No Award may be granted under the Plan after May 17, 2015, although then-outstanding Options and restrictions imposed on Grants may extend beyond that date. All Options terminate on the earlier of (a) the expiration of the term specified in the Option agreement, which may not exceed ten years from the date of award (or five years after the date of award of an ISO if the optionee on the date of award owns, directly or indirectly, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percenter")) or (b) the date, if any, set by the Administrator as an accelerated expiration date.

      Exercise of Option. The Administrator determines the conditions to the exercisability of each Option at the time of the award thereof.

      Option Price. The Board determines the exercise price of each Option, provided that the exercise price shall not be less than the following percentage of the fair market value of Common Stock on the date of award: (i) 100% for ISOs (or 110% if the optionee is a Ten Percenter); (ii) 85% for Non-Qualified Stock Options; and (iii) 110% if the optionee is a Ten Percenter.

      Payment. An optionee may pay for shares covered by an Option in whole or in part (i) in cash or its equivalent, (ii) in shares of Common Stock previously acquired by the optionee (subject to certain holding period requirements), or, in the discretion of the Administrator, (iii) on a "net exercise basis" where shares otherwise issuable under the Option are retained by the Company. In the Administrator's discretion, an optionee is permitted to pay in cash pursuant to a so-called "cashless exercise" whereby the Company receives the exercise price directly from the optionee's broker out of the proceeds from the sale or loan against all or a portion of the shares being purchased under the Option.

      Award Documentation; Restrictions on Transferability of Option. All Options and Grants will be evidenced by a written document containing provisions consistent with the Plan and such other provisions as the Board deem appropriate. No Option granted under the Plan may be transferred other than by will or the laws of descent and distribution.

      Corporate Change. Anything herein to the contrary notwithstanding, in the event of a Corporate Change (as defined in the Plan), the Administrator may, in its sole discretion and depending upon the circumstances (as described in the Plan), (i) accelerate the exercisability of all Options so that they are fully exercisable, but only for a limited period of time prior to such Corporate Change, (ii) require the surrender of some or all Options in return for the payment of an amount equal to the excess of the Change of Control Value (as defined in the Plan) of the Option shares over their exercise price, (iii) make adjustments to outstanding Options as deemed appropriate to reflect such Corporate Change, (iv) provide that, upon Option exercise, the optionee will receive, in lieu of Common Stock, other stock or property to which the optionee would have been entitled in such Corporate Change if the optionee had held, just prior to such Corporate Change, the number of shares of Common Stock subject to such Option, or (v) cancel Options if the fair market value of the Common Stock subject to such Options is below the Option exercise price.

      Amendments to Options and to the Plan; Discontinuance of the Plan. The Administrator may suspend, terminate or amend the Plan, and may amend any outstanding Option, from time to time in any respect whatsoever, provided that, no such amendment, suspension or termination shall materially impair the rights of the holder of any outstanding Option without such holder's consent, and further provided that, the approval by the affirmative votes of holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of stockholders of the Company is required for any amendment which would (i) increase the maximum aggregate number of shares issuable in connection with Awards under the Plan (except as permitted under the Plan with respect to capital adjustments), (ii) change the minimum option exercise price of Options, (iii) change the class of persons or entities eligible to receive Awards under the Plan, (iv) extend the maximum period during which Awards may be made under the Plan, (v) materially modify the requirements for eligibility for participation in the Plan or (vi) decrease any authority granted to the Administrator under the Plan in contravention of Rule 16b-3.

     Tax Aspects of the Plan. The U.S. federal income tax consequences to the Company and recipients of Awards Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of Awards should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply. As discussed above, several different types of instruments may be issued under the Stock Plan. The tax consequences related to the issuance of each is discussed separately below. Based on the advice of counsel, the Company believes that, under present Federal tax law and regulations, the Federal income tax consequences to the Company and recipients of Awards under the Plan may be summarized as follows:

         ISOs. If the Option is treated as an ISO, the optionee will recognize no income upon grant or exercise of the Option unless the alternative minimum tax rules apply. Upon an optionee's sale of shares purchased under an ISO (assuming that the sale occurs no sooner than two years after grant of the ISO and one year after exercise of the ISO), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of such shares prior to the expiration of the above holding period, the optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of Common Stock at the exercise date or the sale price of the shares. Any gain or loss recognized on such a disposition of shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss. The Company will be allowed a business expense deduction only if, when and to the extent the optionee recognizes ordinary income provided that the deduction is not otherwise disallowed under the Code.

         The exercise of an ISO may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an ISO is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an ISO.

         Non-Qualified Stock Options. If the option is a Non-Qualified Stock Option, the optionee will not recognize any taxable income at the time of grant. However, upon exercise of the Option, the optionee will recognize ordinary income for Federal income tax purposes in an amount generally measured as the excess of the then fair market value of the shares over the exercise price, and the Company will be entitled to a deduction in the same amount at the time of exercise, provided that the deduction is not otherwise disallowed under the Code. Upon an optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         Grants. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock associated with the Grant is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (e.g.., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

         The recipient's basis for determination of gain or loss upon the subsequent disposition of shares acquired as Grants will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

         In the year that the recipient of a Grant recognizes ordinary taxable income in respect of such Award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code..

         Other Tax Consequences. Different rules for measuring ordinary income may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Section 162(m) of the Code disallows tax deductions to public companies for compensation in excess of $1 million paid or accrued in a taxable year to certain executive officers (generally consisting of the chief executive officer and the four other most highly compensated executive officers), unless such compensation is of a type that qualifies for exemption from that limitation. One such exemption is for performance-based compensation, which can include compensation under a stock incentive plan, provided that certain requirements are met, including administration of the plan by "outside directors" and stockholder approval of the plan. The Administrator intends to try to comply with such requirements with respect to the Plan to the extent reasonably practicable, but there can be no assurance that the Plan will so comply.

         Various additional tax consequences may apply, such as those applicable to the granting, acceleration and exercise of Options and to the disposition of shares acquired thereunder, but such consequences are beyond the scope of this summary. The foregoing does not purport to be a complete summary of the effect of Federal income taxation upon recipients of Awards or upon the Company, is not intended to constitute tax advice, and does not cover possible state, local or foreign tax consequences.

                      EQUITY COMPENSATION PLAN INFORMATION

As of March 31, 2005:                                          (a)                (b)                  (c)

                                                            Number of       Weighted-average    Number of securities
                                                            securities      xercise price of    Remaining available
                                                         to be issued upon   outstanding option         for
                                                           exercise of        warrants and       future issuance
                                                           outstanding           rights               under
                                                             options,                          equity compensation
                                                           warrants and                          plans (excluding
                                                            rights(1)                               securities
                                                                                                   reflected in
Plan category
   column (a))

Equity compensation plans approved by security holders           421,076              $5.59                     0
                                                        -----------------  -----------------   ------------------
Equity compensation plans not approved by security
holders(2)                                                       150,000              $1.00                     0
-------------------------------------------------------------------------  -----------------   ------------------
Total
                                                                 571,076              $3.56                     0
                                                        -----------------  -----------------   ------------------

(1) Includes 140,695 shares issuable upon future vesting of outstanding awards granted under the Company's 1996 Stock Incentive Plan and 2001 Equity Incentive Plan.

(2) Includes the 1994 Stock Plan, described in Note 16 to the Consolidated Financial Statements contained in the Company's Form 10-K for fiscal year 2005, incorporated herein by this reference.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY 2005 STOCK INCENTIVE PLAN.


                             ADDITIONAL INFORMATION


Common Stock Ownership by Certain Beneficial Owners and Management

     The following table presents information regarding beneficial ownership of our common stock as of July 15, 2005 by: (1) each person who owns beneficially more than five percent (5%) of our outstanding common stock, (2) our Chief Executive Officer and any other executive officers whose annual salary and bonus compensation exceeded $100,000 (the "Named Executive Officers"), (3) each director/nominee, and (4) all director/nominees and Named Executive Officers as a group. The persons named in the table below have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them, except as may be otherwise indicated. The following persons hold immediately exercisable options to purchase the following number of shares of common stock from the Company: Mr. Charles - 1,666, Mr. Murphy - 151,666, Mr. Shaver - 1,334 and Ms. McCraine - 9,303. The shares underlying these options are reflected in the numbers below. The business address of Mr. Charles, Mr. Murphy and Ms. McCraine is c/o Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The business address of Mr. Shaver is c/o Dividend Growth Advisors, LLC, 108 Traders Cross, Suite 105, Bluffton, S.C. 29910. The business address of Mr. Martin is c/o Mercury Brewing Company, 23 Hayward Street, Ipswich, Massachusetts. Correspondence to Messrs. Acuff, Stickney or Atherton may be directed to the above address for Investors Capital Holdings, Ltd. attention of the Assistant Secretary, who will promptly forward same to the intended recipient.


            Name of                Number of Shares             Percent Beneficially
        Beneficial Owner          Beneficially Owned                   Owned
        ----------------          ------------------                   -----

Theodore E. Charles                      3,142,332                     54.5%
Timothy B. Murphy                          284,566                      4.8%
Arthur Stickney                              1,666                        *
C. Troy Shaver, Jr.                          7,000                        *
William Atherton                                 0                        *
Robert Martin                                    0                        *
A. Marshall Acuff, Jr.                           0                        *
Susan McCraine                              10,303                        *
All directors/nominees and
executive officers as a group
(8 Persons)                              3,446,867                     59.7%


*  Less than 0.1%.

    Susan A. McCraine, aged 52, has served as Executive Vice President of the Company since 2002. Heading our Compliance Department since 2003, Ms. McCraine has compiled a successful record in multiple positions during her eleven years in the financial services industry at Investors Capital including Vice President for Marketing and Representative Relations from 1999 to 2002. She currently holds the NASD series 7, 24, and 66 licenses and retains membership in several securities associations.


Executive Compensation

     The following table summarizes all compensation received for the fiscal years ended March 31, 2003, 2004 and March 31, 2005 by the Named Executive Officers. The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of Messrs. Charles' and Murphy's annual salary and bonus. Other Annual Compensation is the Company's matching 401(k) contributions. All Other Compensation is personal life insurance premiums paid by the Company.


                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                      Long Term Compensation
                                                    -------------------                      ----------------------

   Name and Principal      Fiscal Year      Salary        Bonus      Other Annual    Restricted    Options      All Other
        position                             ($)           ($)       Compensation       Stock        (#)      Compensation
                                                                                       Awards
                                                                                         ($)

Theodore E. Charles            2005        $400,000     $101,205        $32,877        $6,081                    $4,163
Chief Executive Officer        2004        $400,000      $15,385                       $3,150                    $6,635
                               2003        $512,068       $1,000         $4,788                      1,666

Timothy B. Murphy              2005        $300,000      $76,250         $6,088        $6,081                    $1,397
Chief Financial Officer        2004        $200,000       $7,292         $3,000        $3,150                    $1,265
                               2003        $190,170       $1,000                                     1,666

Susan McCraine                 2005        $142,000      $16,803
Vice President                 2004        $124,023       $4,423                       $3,150
                               2003        $110,810       $1,000


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                     No stock options or SARs were granted to any of the Named Executive Officers during fiscal 2005.


 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table provides information on option exercises in fiscal 2005 by the Named Executive Officers and the value of their unexercised options at March 31, 2005.

                            Shares                   Number of Securities          Value of Unexercised
                            Acquired                Underlying Unexercised             In-the-Money
                            on         Value      Options at Fiscal Year-End    Options at Fiscal Year-End
                            Exercise   Realized              (#)                            ($)
Name                           (#)       ($)     Exercisable / Unexercisable    Exercisable / Unexercisable
Theodore E. Charles                0         0                   1,666 / 0                    $5,131 / $0
Timothy B. Murphy                  0         0                 151,666 / 0                  $598,500 / $0
Susan A. McCraine                  0         0                   9,303 / 0                        $0 / $0


             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

     No long-term incentive plan (LTIC) awards were made to any Named Executive Officers during fiscal 2005.


Executive Employment Agreements

     On August 8, 2000 the Company entered into full-time employment agreements with Theodore E. Charles and Timothy B. Murphy. For each, the term of employment is three years, which, on the third anniversary of the commencement date, automatically extends for a three-year period unless earlier terminated. Under the employment agreements, Messrs. Charles and Murphy are entitled to receive an annual base salary of $400,000 and $200,000, respectively. Adjustments to the annual base salary amounts are at the discretion of the Board, taking into account appropriate cost of living adjustments and general compensation increases based on performance.

     Also, Messrs. Charles and Murphy may present to the Compensation Committee proposals as to an annual bonus or incentive program, which proposals may or may not be accepted by the Board, acting in good faith, and at their discretion.

     If the Company fails to renew the employment term or terminates the employment of Mr. Charles, either with or without cause, or if there is a "change in control", Mr. Charles is entitled to receive sixty (60) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Charles had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     If the Company fails to renew the employment term or terminates the employment of Mr. Murphy, either with or without cause, or if there is a "change in control", Mr. Murphy is entitled to receive thirty-six (36) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Murphy had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     A "change in control" shall be deemed to have taken place if a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 75% or more of the total number of votes that may be cast for the election of the directors of the Company or as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets or one or more contested elections, or any combination of the foregoing transactions in which the persons who were directors of the Company immediately prior to the transaction shall cease to constitute a majority of the board of directors of the Company or of any successor to the Company.

     The employment agreements also contain a provision that neither Mr. Charles nor Mr. Murphy will compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of six months thereafter. A state court may determine not to enforce this provision or to otherwise limit its enforceability.

     Susan McCraine does not have a written employment agreement with the Company.


Compensation Committee Report on Executive Officer Compensation

     Compensation for Messrs. Charles and Murphy is determined by the terms of their respective employment agreements outlined above. In addition to his base salary, in fiscal 2005 Mr. Charles was paid a cash bonus that was based upon the achievement of a Company gross profits target set by the Compensation Committee. As part of a management compensation pool, Ms. McCraine received compensation during fiscal 2005 comprised of a base salary and a cash bonus that was based upon a percentage of Company gross profits determined by senior management.

COMPENSATION COMMITTEE
A. Marshall Acuff, Jr. and William J. Atherton


Performance Graph


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

 AMONG INVESTORS CAPITAL HOLDGINS, LTD., STANDARD & POORS 500 INDEX AND DOW
                         JONES FINANCIAL SERVICES INDEX

     The chart below compares the five-year cumulative total return, assuming the reinvestment of dividends, on Investor Capital Holdings, Ltd. common stock
(ICH) with that of the Standard & Poors 500 Index (sp 500) and the Dow Jones Financial Services Index (iyg). This graph assumes $100 was invested on March 31, 2001, in each of Investors Capital Holdings, Ltd. common stock and the indicated indices.

     Note: stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

[SEE SUPPLEMENTAL PDF FOR STOCK PERFORMANCE CHART]

                 3/31/2001   3/31/2002    3/31/2003   3/31/2004   3/31/2005
ich              $ 100.00     $ 41.96      $ 32.68    $ 100.00     $ 89.10
sp 500           $ 100.00     $ 98.14      $ 72.61     $ 96.91    $ 101.08
iyg              $ 100.00    $ 106.28      $ 84.15    $ 119.34    $ 117.07



Compensation Committee Interlocks and Insider Participation

     During fiscal 2005, director C. Troy Shaver, Jr. served on the Compensation Committee. Mr. Shaver is currently President of Dividend Growth Advisors, LLC. Dividend Growth Advisors acts as sub-advisor to Eastern Point Advisors, our investment advisor subsidiary, and, more specifically, its mutual fund, the Eastern Point Advisors Rising Dividend Growth Fund. The aggregate fees paid to Dividend Growth Advisors for these advisory services during fiscal year 2005 and estimated to be paid during the current fiscal year are $83,964 and approximately $95,000, respectively.


Certain Relationships and Related Transactions

     Our principal executive offices are located in a 9,432 square foot facility at 230 Broadway East, Lynnfield, Massachusetts. This facility is comprised of several office condominiums owned by different entities, which lease the office space to the Company. We rent approximately 6,822 square feet of our principal executive offices from Arlsburg Trust and Investors Realty, LLC of which Mr. Charles is the trustee and a member, respectively. The annual rent for this portion of our space was $225,671 in fiscal 2005. In addition, the Company leases office space from the Arlsburg Trust for its investment center in Topsfield, Massachusetts. The annual rent for the investment center for fiscal 2005 was $36,000. Both of these rental amounts, which are projected to remain essentially the same during the current fiscal year, are believed to be comparable to current market rates for similar space in the geographic area.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires directors and officers of the Company and persons, or "groups" of persons, who own more than 10% of a registered class of the Company's equity securities (collectively, "Covered Persons") to file with the Securities and Exchange Commission, The American Stock Exchange and the Company, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. Based solely on its review of copies of such reports furnished to it and upon any written representations of Covered Persons that no other reports were required, the Company believes that the only failure of Covered to meet such filing requirements during fiscal year 2005 were the failure of Messrs. Charles, Murphy and Stickney and former director David R. Smith to file a Form 4 upon the granting to each of them of 1,666 shares of common stock.

Code of Ethics

     The Company has adopted, filed with the SEC and posted on its www.investorscapital.com website a written Code of Ethics that applies to the Company's principal executive officer, principal financial officer and principal accounting officer and that conforms to the requirements of applicable SEC rule. The Code of Ethics is designed, among other things, to deter wrongdoing and to promote (i) honest and ethical conduct, (ii) full, fair, accurate, timely, and understandable disclosures in reports and documents filed with the SEC and in other public communications, (iii) compliance with applicable governmental law, rules and regulations, (iv) prompt internal reporting of violations of the Code and (v) accountability for adherence to the Code.


Audit Committee Report

     The Board of Directors of the Company has appointed an Audit Committee composed of three independent directors.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A hereto. The Audit Committee will review and assess the adequacy of the charter on an annual basis. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with Brown & Brown, LLP (the "Auditors"), the Company's independent auditors for fiscal 2005.

     The Audit Committee has discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     The Audit Committee has received from the Auditors a formal written statement describing all relationships between the Auditors and the Company that might bear on the Auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the Auditors any relationships that may impact their objectivity and independence and satisfied itself as to the Auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10- K for the fiscal year ended March 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
A. Marshall Acuff, Jr., William Atherton and Arthur Stickney

Annual Report to StockholderS / Form 10-K

     The Company's 2005 Annual Report to its stockholders (which includes a reproduction of its Annual Report on Form 10-K for fiscal year 2005, as filed with the SEC, that is restated to incorporate the amendment thereto also filed with the SEC, excluding the Index to Exhibits and any filed exhibits or financial statement schedules) is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the Company's Form 10-K (without exhibits or financial statement schedules) and the amendment thereto, as filed with the SEC, may be obtained at no cost by writing to the Corporate Clerk, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The Company's Form 10-K, amended and restated as aforesaid, also may be accessed on the internet at http://www.investorscapital.com. Exhibits or financial statement schedules listed in the Company's Form 10-K are available upon request to the Corporate Secretary at a nominal charge for printing and mailing.


Proposals for Next Annual Meeting

     No person who intends to present a proposal for action at a forthcoming annual stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (e) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Massachusetts law to present his proposal for action, and
(d) submits his proposal timely. A proposal to be included in the proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than April 2, 2006. However, if the date of such meeting is changed by more than 30 calendar days from September 21, 2006, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     A person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

     The Company will be permitted to vote proxies in its discretion on any proposal properly coming before the Company's next annual meeting of stockholders if the Company:

     o does not receive notice of the proposal a reasonable period of time before the Company mails its proxy materials, or

     o receives notice of the proposal a reasonable period of time before the Company mails its proxy materials and advises stockholders in its proxy statement about the nature of the matter and how the Company intends to vote on such matter, all except as otherwise provided by applicable SEC rules.

     Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's Assistant Secretary, Steven C. Preskenis, Esq., Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, MA 01940.

Other Matters

     As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

By order of the Board of Directors,

THEODORE E. CHARLES
Chairman of the Board and Chief Executive Officer

                                   Appendix A


                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                        INVESTORS CAPITAL HOLDINGS, LTD.

                                     CHARTER

                             Adopted October 9, 2000
                           Revised as of July 28, 2005

I.       Purpose

The Corporation's bylaws authorize the Board of Directors (the "Board") to designate an Audit Committee to exercise the power and authority of the full board within a specified segment of the business and affairs of the Corporation. In accordance therewith, the Board has established the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems;

2. Review and appraise the audit efforts of the Corporation's independent accountants; and

3. Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

II.      Composition

The Audit Committee shall be comprised of three or more directors as determined from time to time by the Board, each of whom shall be an independent, non-employee director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and, to the extent possible, at least one member of the Committee shall have accounting or related financial management expertise. Committee members shall be encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or, at the Corporation's expense, outside consultants.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and whenever the Board determines to fill any vacancies. Each member of the Committee shall serve as such at the pleasure of the Board and, subject to earlier death, resignation or removal, until his or her successor shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     Meetings

The Committee shall meet at least once annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV.      Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

1. Review and recommend to the Board revisions to this Charter as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the accounting department and, to the extent applicable, management's response.

4. Review with financial management and the independent accountants reports on Forms 10-Q and earnings releases prior to their filing or release. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Recommend to the Board the selection of the independent accountants, considering independence, effectiveness and cost, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

8. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

11. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with management and the independent accountants, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

15. Ensure that management has the proper review system in place to verify that the Corporation's financial statements, reports and other financial information disseminated to governmental agencies and the public satisfy legal requirements.

16. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

17. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

18. Perform any other activities in furtherance of the purposes, powers and duties set forth above, consistent with the provisions of this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deem necessary or appropriate.

           Investors Capital Holdings, Ltd. 2005 Equity Incentive Plan



SECTION 1
PURPOSE

The purpose of the Investors Capital Holdings, Ltd. 2005 Equity Incentive Plan is to provide a means whereby Investors Capital Holdings, Ltd., a Massachusetts corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, directors, officers, and other individuals upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and other individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and other individuals as provided herein.


SECTION 2
DEFINITIONS

The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a) Administrator means the Board and/or such person(s), committee(s) or other group(s) as the Board may designate from time to time to administer the Plan or any portion(s) thereof, all at the pleasure of the Board.

(b) Award means, individually or collectively, any Grant or Option granted pursuant to the Plan.

(c)  Board means the board of directors of the Corporation.

(d)  Change of Control Value of an Option means the amount determined in Clause
     (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause
     (ii), the fair market value per share determined by the Administrator as of the date determined by the Administrator to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Paragraphs
     (d) and (e) of Section 8 consists of anything other than cash, the Administrator shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e) Code means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(f)  Common Stock means the common stock of the Corporation.

(g)  Corporation means Investors Capital Holdings, Ltd.

(h) Corporate Change means one of the following events: (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation's then outstanding stock; (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation); (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution;
     (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board. The provisions of clause (iv) above notwithstanding, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(i)  Exchange Act means the Securities Exchange Act of 1934, as amended.

(j) Fair Market Value means, as of any specified date, the closing price of the Common Stock on the American Stock Exchange (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Administrator in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

(k) Grant means individually or collectively, any granting of Common Stock made pursuant to the Plan.

(l) Grantee means an employee, director, officer or other individual who is the recipient of a Grant pursuant to the Plan.

(m) Incentive Stock Option means an Option within the meaning of Section 422 of the Code.

(n) Option means a stock option granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

(o) Option Agreement means a written agreement between the Corporation and an Optionee with respect to an Option.

(p) Optionee means an employee, director, officer or other individual who is the recipient of an Option.

(q) Parent Corporation shall have the meaning set forth in Section 424(e) of the Code.

(r)  Plan means the Investors Capital Holdings, Ltd. 2005 Equity Incentive Plan.

(s) Rule 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(t) Subsidiary means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation directly or indirectly owns a majority of the shares of capital stock or other equity interest, except, solely with respect to the issuance of Incentive Stock Options, the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.


SECTION 3
EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective upon adoption by the Board, provided that the Plan is approved by the stockholders of the Corporation on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to such Board adoption. Any provision of the Plan or of any Award Agreement to the contrary notwithstanding, no Option shall be exercisable and no Grant shall be awarded prior to such stockholder approval. The Plan shall terminate and no further Awards may be made under the Plan after ten (10) years from the date the Plan is adopted by the Board. Subject to the provisions of Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon Grants have lapsed. Any Option exercised or Grant made before shareholder approval is obtained must be rescinded if such shareholder approval is not obtained, and any shares purported to be issued pursuant to any such Option exercise or Grant shall not be counted in determining whether such shareholder approval is obtained.

SECTION 4
ADMINISTRATION

(a) Administration of Plan. The Plan shall be administered by the Administrator in compliance with applicable laws, rules and regulations. The Plan also shall be administered by the Administrator and in such manner as to secure available exemptions from Section 16(b) of the Exchange Act (such as, among other things under Rule 16b-3 as currently constituted, by having Awards to directors and officers of the Corporation specifically approved by the Board or a committee thereof that is comprised solely of Non-Employee Directors, as such term is used in said rule). Individuals comprising the Administrator shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

(b) Powers. Subject to the terms of the Plan, the Administrator shall have sole authority, in the Administrator's discretion, to determine (i) which employees, officers, directors or other individuals shall receive an Award,
     (ii) the time or times when such Award shall be made, (iii) whether a Grant, an Incentive Stock Option or nonqualified Option shall be awarded,
     (iv) the number of shares of Common Stock which may be issued under the Award, (v) any vesting, performance or other restrictions upon the exercisability of an Option, (vi) any vesting, performance, forfeiture, repurchase or other restrictions upon Grants, (vii) and any other terms and conditions of the Award. In making such determinations, the Administrator may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Administrator in its discretion shall deem relevant.

(c) Additional Powers. The Administrator shall have such additional powers as are provided for by the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Administrator to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Administrator on the matters referred to in this
     Section 4 shall be conclusive and binding upon all recipients and beneficiaries of Awards.

(d) Compliance With Code Section 162(m). The Corporation may establish a committee of outside directors meeting the requirements of Code Section 162(m) to (i) approve the making of Awards that might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan with respect to such Awards.. In addition, Awards under the Plan shall be made upon satisfaction of the conditions to such Awards provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.


SECTION 5
STOCK SUBJECT TO THE PLAN

(a) Award Limits. The Administrator may from time to time make Awards to one or more employees, directors, officers or other individuals determined by the Administrator to be eligible for participation in the Plan in accordance with the provisions of Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,000,000 shares. The aggregate number of shares of Common Stock that may be issued to any given individual under all Awards shall not exceed 10% percent of the aggregate number of shares referred to in the preceding sentence. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Optionee or Grantee terminate, any shares of Common Stock subject to such Award shall again be available for the making of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

(b) Stock Offered. The stock to be offered pursuant to an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.


SECTION 6
ELIGIBILITY

An Incentive Stock Option Award made pursuant to the Plan may be awarded only to an individual who, at the time of award, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of a Grant or an Option which is not an Incentive Stock Option may be made to an individual who, at the time of Award, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual who has been identified by the Administrator to receive an Award due to such individual's contribution or service to the Corporation, including members of the board of directors of the Corporation, a Parent Corporation or a Subsidiary. An Award made pursuant to the Plan may be made on more than one occasion to the same person, and such Award may include a Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Award shall be evidenced by a written instrument duly executed by or on behalf of the Corporation and by the Optionee or Grantee.


SECTION 7
OPTIONS

(a) Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Administrator and agreed upon by the Optionee. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, the Optionee shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of the Optionee's death. Such designation may be revoked in writing by the Optionee at any time and a new beneficiary may be appointed in writing on the form provided by the Administrator for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Optionee's estate.

(b) Option Period. The term of each Option shall be as specified by the Administrator at the date of award and shall be stated in the Option Agreement; provided, however, that an option may not be exercised more than one hundred twenty (120) months from the date it is awarded.

(c) Limitations on Exercise of Option. Any Option awarded hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. An Option may not be exercised for fractional shares.

(d) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is awarded) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the
     Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Administrator shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be awarded to an individual if, at the time the Option is awarded, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is awarded the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of award.

(e) Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Administrator and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is awarded, and, in the case of Options which do not constitute Incentive Stock Options, not be less than eighty-five percent (85%) of the fair value of the stock at the time the option is awarded, except that the price shall be one hundred ten percent (110%) of the fair value in the case of any person who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

(f) Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be awarded under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

(g)  Manner of Payment. The Option price shall be payable:

         (i) in cash or its equivalent;

         (ii) in shares of Common Stock previously acquired by the Optionee if, in the case of an Incentive Stock Option, the Administrator in its discretion causes the Option Agreement so to provide or if, in the case of an option not constituting an Incentive Stock Option, the Administrator in its discretion so determines at or prior to the time of exercise, provided that if such previously acquired shares (A) were acquired through the exercise of an Incentive Stock Option and are used to pay the Option exercise price of an Incentive Stock Option, such shares shall have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or (B) were acquired through exercise of an option not constituting an Incentive Stock Option or of an option under a similar plan or through exercise of an Incentive Stock Option and are used to pay the Option exercise price of an option not constituting an Incentive Stock Option, such shares have been held by the Optionee for a period of more than 12 months on the date of exercise;

         (iii) in the discretion of the Administrator, in any combination of (i) and (ii) above; or

         (iv) in the discretion of the Administrator, on a net exercise basis as to a number of Option shares specified by the Optionee on the Form of Exercise (the "Exercise Number"). Such election shall be honored if the per share Fair Market Value of Common Stock exceeds the per share exercise price hereunder as of the exercise date. In such case, the number of Option shares as to which the Option may thereafter be exercised (subject to the other provisions hereof) shall be reduced by the Exercise Number, and the Corporation shall issue to Optionee a lesser number of Option shares equal to E(V-P)/V where:

                  E = the Exercise Number;

                  V = the per share Fair Market Value of Common Stock; and

                  P = the per share exercise price hereunder.

         In the event an Option exercise price is paid, in whole or in part, with shares of Common Stock as contemplated by subsection (ii) or (iii) above, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Option of the shares surrendered in payment of such Option exercise price.

         In the discretion of the Administrator, an Optionee may pay an Option exercise price in cash, as contemplated by subsection (i) above, pursuant to a so-called "cashless exercise" whereby the Company receives the exercise price directly from the Optionee's broker out of the proceeds from the sale or loan against all or a portion of the shares being purchased under the Option.


SECTION 8
RECAPITALIZATION OR REORGANIZATION

(a) Except as hereinafter otherwise provided, Awards shall be subject to adjustment by the Administrator in its discretion as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the award of any such Options or Common Stock.

(b) The existence of the Plan and the Awards made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

(c) The shares with respect to which Options may be awarded are shares of Common Stock as presently constituted but if and whenever, prior to the expiration of an Option theretofore awarded, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(d) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore awarded, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

(e) In the event of a Corporate Change, unless otherwise deemed to be impractical by the Administrator, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii), (v) or
     (vi) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Administrator, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses (i), (ii) and (vi) acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Administrator, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Administrator, in which event the Administrator shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares;
     (C) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Administrator deems appropriate to reflect such Corporate Change (provided, however, that the Administrator may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore awarded the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), cancel the Options awarded if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

(f) Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore awarded, or the purchase price per share of Common Stock subject to Options.

SECTION 9
AMENDMENT OR TERMINATION OF THE PLAN

The Administrator in its discretion may terminate the Plan or any Award or alter or amend the Plan or any part thereof or any Award from time to time; provided that no change in any Award previously made may be made which would impair the rights of the Optionee or Grantee without the consent of the Optionee or Grantee, and provided further, that the Administrator may not, without approval of the stockholders, amend the Plan:

(a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or upon Grants;

(b)  to change the minimum Option exercise price;

(c) to change the class of individuals eligible to receive Awards or increase materially the benefits accruing to individuals under the Plan;

(d) to extend the maximum period during which Awards may be made under the Plan;

(e) to modify materially the requirements as to eligibility for participation in the Plan; or

(f) to decrease any authority granted to the Administrator hereunder in contravention of any exemption available under Rule 16b-3.


SECTION 10
OTHER

(a) No Right to an Award. Neither the adoption of the Plan nor any action of the Administrator shall be deemed to give an employee any right to be awarded an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

(b) No Employment Rights Conferred. Nothing contained in the Plan or in any Award made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

(c) Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Administrator deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Administrator may permit the holder of an Award to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Administrator deems necessary to satisfy the exemption and other requirements of Rule 16b-3.

(d) No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

(e) Restrictions on Transfer. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such Optionee or the Optionee's guardian or legal representative.

(f) Effect of Death, Disability or Termination of Employment. The Option Agreement or other written instrument evidencing an Option shall specify the effect of the death, disability or termination of employment of the Optionee on the Option; provided, however that an Optionee shall be entitled to exercise (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability or (ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability.

     All outstanding Incentive Stock Options will automatically be converted to a nonqualified stock option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

(g) Information to Employees. Optionees under the Plan shall receive financial statements annually regarding the Corporation during the period the Options are outstanding.

(h) Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act meet all of the exemption requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(i) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver Common Stock or pay cash to an Optionee pursuant to any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. In connection with an Award that is subject to the withholding requirements of applicable federal tax laws, the Administrator, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Administrator), may permit the holder of the Award to satisfy the minimum required federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date shares are issued pursuant to the Award or exercise thereof (or if later, the date on which the Optionee recognizes ordinary income with respect to such issuance) (the "Determination Date"). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Company may not withhold shares in excess of the number necessary to satisfy the minimum required federal, state and local income tax withholding requirements. In the event shares of Common Stock acquired under the exercise of an Incentive Stock Option are used to satisfy such withholding requirement, such shares of Common Stock must have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such shares of Common Stock were acquired through exercise of an option not constituting an Incentive Stock Option or of an option under a similar plan, such option must have been granted to the Optionee at least six months prior to the Determination Date.

(j) Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Administrator shall determine, in its discretion, that the registration or qualification of the shares covered thereby under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Option or the purchase or vesting of shares thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Options may be exercised , in whole or in part, sale, unless and until such registration, qualification, consent, approval, or action shall have been effected, obtained or taken under conditions acceptable to the Administrator. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

(k) Governing Law. The Plan shall by construed in accordance with the laws of the State of Massachusetts and all applicable federal law. The securities issued hereunder shall be governed by and in accordance with the Corporate Securities Laws of the State of Massachusetts.


ADOPTED BY INVESTORS CAPITAL HOLDINGS, LTD.'S BOARD OF DIRECTORS AS OF MAY 17, 2005.

                                                                      APPENDIX C

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                                                         C 1234567890 J NT

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

!123456564525!


[] Mark this box with an X if you have made changes to your name or address details above.

================================================================================
      Annual Meeting Proxy Card
--------------------------------------------------------------------------------

A     Election of Directors                   PLEASE REFER TO THE REVERSE SIDE
                                              FOR TELEPHONE AND INTERNET
                                              VOTING INSTRUCTIONS.
      1. The Board of Directors recommends a vote FOR the listed nominees.

                                    For  Withhold                             For   Withhold

        01 - Theodore E. Charles    []     []      05 - C. Troy Shaver, Jr.    []        []
        02 - Timothy B. Murphy      []     []      06 - Robert Martin          []        []
        03 - Arthur Stickney        []     []      07 - A. Marshall Acuff, Jr. []        []
        04 - William Atherton       []     []


B       Issues

        The Board of Directors recommends a vote FOR the following proposals.

                                                                  For   Against Abstain

      2. Ratification of the appointment of Brown & Brown,        []      []       []    Please mark here if you plan
         LLP as independent auditors for the Company's                                   to attend the Meeting.         []
         fiscal year ending March 31, 2006.


      3. Approval of the 2005 Stock Incentive Plan.               []      []       []




C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. Please sign exactly as name(s) appear(s) on your stock certificate. When signing as attorney, executor, administrator, trustee, or guardian, state full title as such. If more than one name is shown on the stock certificate, as in the case of joint tenancy, each party should sign.

      This Proxy is revocable and each of the above signatories reserves the right to attend the Meeting and vote in person.

---------------------------------------------------   --------------------------------------------------  ------------------
Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)

---------------------------------------------------   --------------------------------------------------   -----------------


================================================================================
      Proxy - INVESTORS CAPITAL HOLDINGS, LTD.
--------------------------------------------------------------------------------


      PROXY SOLICITED BY THE BOARD OF DIRECTORS Annual Meeting of Stockholders - September 21, 2005


      Each of the undersigned, revoking all prior proxies, hereby appoints Theodore E. Charles and Timothy B. Murphy, or either of them acting alone, the true and lawful proxies and attorneys-in-fact of the undersigned to attend and vote, as specified in this proxy, such shares of Common Stock of Investors Capital Holdings, Ltd. (the "Company") as were held of record in the name(s) of the undersigned as of the July 25, 2005 record date (the "Shares"), at the Annual Meeting of the Stockholders of the Company to be held Wednesday, September 21, 2005, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts and at any adjournments or postponements thereof (the "Meeting").


      Each of the undersigned hereby instructs said proxies to vote the Shares as specified on the reverse side regarding Proposals 1, 2 and 3 set forth in the Board of Directors' Proxy Statement dated July 29, 2005 and, IN THE ABSENCE OF SUCH SPECIFIC INSTRUCTIONS, TO VOTE THE SHARES FOR EACH OF THE BOARD'S NOMINEES LISTED ON THE REVERSE SIDE AND PROPOSALS 2 AND 3. Further, each of the undersigned hereby instructs said proxies to vote the Shares in accordance with their judgment regarding any other matters that may come properly before the Meeting.


     THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.





Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.


To vote using the Telephone (within U.S. and Canada)

o Call toll free 1-800-231-9914 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.


o Follow the simple instructions provided by the recorded message. o Enter the information requested on your computer screen and follow the simple instructions.

     C0123456789
     -----------

To vote using the Internet

o    Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY/XXXXX

o Enter the information requested on your computer screen and follow the simple instructions

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12345
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If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Daylight Time, on September 20, 2005.
THANK YOU FOR VOTING